1933 Act File No. 333 -_____

1940 Act File No. 811-22554

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

☐ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒   AMENDMENT NO. 4

VERTICAL CAPITAL INCOME FUND

Principal Executive Offices

80 Arkay Drive, Suite 110, Hauppauge, NY  11788

1-631-470-2600

Agent for Service

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

Copies of information to:

JoAnn Strasser, Esq. Thompson Hine LLP 41 South High Street, 17th floor Columbus, OH 43215 (614) 469-3265	James Ash , Esq. Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 (631) 470- 2619

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check applicable box):

☐ when declared effective pursuant to section 8(c), or as follows:

☐ immediately upon filing pursuant to paragraph (b) of Rule 486.

☒ on May 1, 2014 pursuant to paragraph (b) of Rule 486.

☐ 60 days after filing pursuant to paragraph (a) of Rule 486.

☐ on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is _______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit (estimated)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(1)
Shares of Beneficial Interest	11,759302.59 (19,000,000 less shares sold as of April 15, 2014)	$11.56	$135,940,00.67	$15,110.33

(1) The registration fee has been calculated under Rule 457(d) of the Securities Act of 1933, based on the $11.04 net asset value per share of the Registrant as of April 15, 2014.  A filing fee of $11,610 was previously paid to the Securities and Exchange Commission in connection with the registration of these shares related to the registration of 10,000,000 shares with a maximum value of $100,000,000, No. 333-173872, filed 5-3-11 and declared effective 10-27-11 ("2011 Registration Statement").  Because 7,240,697.406 shares have already been sold as of April 15, 2014, $20,643,206.39 of the $100,000,000.00 offering amount registered pursuant to the 2011 Registration Statement remains unsold, the Registrant is offsetting $2,398.74 against the $17,509.07 filing fee, as permitted by Rule 457(p) under the Securities Act of 1933 such that the Registrant pays a net registration fee of $15,110.33.

VERTICAL CAPITAL INCOME FUND

PROSPECTUS

May 1, 2014

Vertical Capital Income Fund

Shares of Beneficial Interest
$5,000 minimum purchase for regular accounts

$1,000 minimum purchase for retirement plan accounts

Vertical Capital Income Fund (the "Fund") is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund.  Pursuant to the Fund's interval fund structure, the Fund will conduct quarterly repurchase offers of from 5% to 25% of the Fund's outstanding shares at net asset value.  Even though the Fund will make quarterly repurchase offers, investors should consider the Fund's shares to have limited liquidity.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a Statement of Additional Information ("SAI") dated May 1, 2014, has been filed with the Securities and Exchange Commission ("SEC").  The SAI is available upon request and without charge by writing the Fund at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788, or by calling toll-free 1-866-277-VCIF.  The table of contents of the SAI appears on page 23 of this prospectus.  You may request the Fund's SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-866-277-VCIF or by visiting www.VerticalUS.com.  The SAI is hereby incorporated by reference into this Prospectus. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website at http://www.sec.gov. The address of the SEC's website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund's investment objective is to seek income.

Investment Strategy.  The Fund invests substantially all its assets in groups or packages of income-producing loans secured by real estate, which are difficult to value.  Up to 10% of the loans in the group or package may be delinquent or in default.  The Fund will not purchase loans that currently are in foreclosure; however, loans acquired by the Fund may go into foreclosure subsequent to acquisition by the Fund.  The Fund will acquire loans of borrowers with varying credit histories and may invest up to approximately 10% of its assets in loans that were classified as "sub-prime" at the time of origination.

Securities Offered. The Fund engages in a continuous offering of shares. The Fund has registered 19,000,000 shares (10,000,000 in 2011 and 9,000,000 in 2014) and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its distributor, under the terms of this prospectus, 19,000,000 shares of beneficial interest, less shares previously sold.  As of April 15, 2014, the Fund's net asset value per share was $11.04.  The Fund's shares are sold at a public offering price equal to their net asset value per share plus any applicable sales charge.  The maximum sales load is 4.50% of the amount invested.  The minimum initial investment by a shareholder is $5,000 for regular accounts and $1,000 for retirement plan accounts.  Subsequent investments may be made with at least $100 for regular accounts and $50 for retirement plan accounts.  The Fund is offering to sell its shares, on a continual basis, through its distributor. The distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use reasonable efforts to sell the shares. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. During the continuous offering, shares will be sold at the net asset value of the Fund next determined plus the applicable sales load. See "Plan of Distribution." The Fund's continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the Fund has sold shares in an amount equal to approximately $1 billion.

Price to Public of Additional Shares	NAV (estimated)	Sales Load	Price to Public (Estimated)	Proceeds to Registrant
9,000,000 shares
Per Share Minimum	$11.04	$0.00	$11.04	$11.04
Per Share Maximum	$11.04	$0.52	$11.56	$11.04
Total Minimum	$98,820,000.00	$0.00	$98,820,000.00	$98,820,000.00
Total Maximum	$98,820,000.00	$4,681,884.82	$104,041,884.82	$98,820,000.00

The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.  Investing in the Fund's shares involves risks. See "Risk Factors" below in this prospectus.

Investment Adviser

Vertical Capital Asset Management, LLC (the "Adviser")

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading "Risk Factors."

The Fund.  Vertical Capital Income Fund is a continuously offered, diversified, closed-end management investment company.  See "The Fund." The Fund is an interval fund that will offer to make quarterly repurchases of shares at net asset value. See "Quarterly Repurchases of Shares."

Investment Objective and Policies.  The Fund's investment objective is to seek income.  The Fund pursues its investment objective by investing primarily in individual interest income-producing debt securities secured by residential real estate (i.e. mortgage loans made to individual borrowers that are represented by a note (the "security") and a security agreement in the form of a mortgage or deed of trust).  The Fund does not primarily invest in pools of mortgage-related notes, but rather note-by-note.  However, these notes are typically sold in groups or packages, which are difficult to value.  Up to 10% of the loans in the group or package may be delinquent or in default.  The Fund will not purchase loans that currently are in foreclosure; however, loans acquired by the Fund may go into foreclosure subsequent to acquisition by the Fund.  The Fund will acquire loans of borrowers with varying credit histories and may invest up to approximately 10% of its assets in loans that were classified as "sub-prime" at the time of origination.  The Fund invests without restriction as to the credit quality of the individual borrower or the maturity of individual notes.  The Fund does not invest in foreign securities.

The Fund defines the individual borrowers issuing these types of mortgage-related notes as a type of industry.  Therefore, the Fund concentrates investments in the mortgage-related industry because, under normal circumstances, it invests over 25% of its assets in mortgage-related securities.  This policy is fundamental and may not be changed without shareholder approval.

Investment Strategy.  The Adviser intends to primarily allocate the Fund's assets among debt securities that, in the view of the Adviser, represent attractive income-producing investment opportunities.  The Adviser primarily assembles a group of securities with similar borrower credit quality and residential collateral value issued by individual borrowers in the real estate sector and selects those securities expected to produce the highest level of income.  Under normal circumstances, the Fund will invest at least 25% of its net assets in mortgage-related securities represented by notes issued by individual borrowers.  This policy is fundamental and may not be changed without shareholder approval.  The Statement of Additional Information contains a list of the fundamental and non-fundamental (if any) investment policies of the Fund under the heading "Investment Objective and Policies." Secondarily, the Adviser considers potential for capital appreciation.  The Adviser evaluates each individual borrower's likelihood of default, the liquidation value of the residential real estate collateral held by the borrower and the expected income of the security to assess risk versus reward.  The Adviser principally buys notes of any quality that are current on payments, or not seriously delinquent (commonly referred to as "performing") provided they satisfy the Adviser's underwriting standards and are judged to present reasonable credit risk.  The Adviser then ranks securities by risk and reward and evaluates the potential economic correlation among borrowers in various geographic regions in the U.S.  When constructing the Fund's portfolio, the Adviser selects securities from residential real estate sectors and geographic regions that it believes will not be highly correlated to each other or to the equity or fixed income markets in general.  Generally, the Adviser expects to purchase notes at a significant discount from their face value to increase yield and provide a cushion in the event of delinquency and default.  The Fund may also borrow for temporary liquidity purposes to facilitate note purchases.  The Adviser sells a security if a target price is reached, a borrower's fundamentals deteriorate, or a more attractive investment opportunity is identified.

Investment Adviser and Fee.  Vertical Capital Asset Management, LLC, the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was formed in July 2011 for the purpose of advising the Fund and has no other clients.  The Adviser is entitled to receive a monthly fee at the annual rate of 1.25% of the Fund's daily net assets, depending upon the net assets in the Fund.  The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including  offering expenses, but excluding interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent that they exceed 1.85% per annum of the Fund's average daily net assets, at least through April 30, 2015, and 2.50% at least through April 30, 2024 (the "Expense Limitation").  See "Management of the Fund."

Administrator, Accounting Agent and Transfer Agent.  Gemini Fund Services, LLC ("GFS") will serve as the administrator, accounting agent and transfer agent of the Fund. See "Management of the Fund."

Closed-End Fund Structure.  Closed-end funds differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange.  Unlike many closed-end funds, however, the Fund's shares will not be listed on a stock exchange.  Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of shares (at least 5%) quarterly, which is discussed in more detail below.  The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Investor Suitability.  An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.  Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares.  The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases. See "Quarterly Repurchases of Shares."

Summary of Risks.

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's shares.  See "Risk Factors."

Borrower Risk.  A specific security can perform differently from the market as a whole for reasons related to the borrower, such as an individual's economic situation.  Compared to investment companies that focus only on securities issued by large capitalization companies, the Fund's net asset value may be more volatile because it invests in notes of individuals.  Individuals issuing notes secured by residential real estate are more likely to suffer sudden financial reversals such as (i) job loss, (ii) depletion of savings or (iii) loss of access to refinancing opportunities.  Further, compared to securities issued by large companies, notes issued by individuals are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for losses.

Concentration Risk.  Because the Fund will invest more than 25% of its assets in the mortgage-related industry, the Fund will be subject to greater volatility risk than a fund that is not concentrated in a single industry.  The Fund's investments may be concentrated in regions or states, which exposes the Fund to region- or state-specific economic risks.

Credit Risk.  Individual borrowers may not make scheduled interest and principal payments, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if a borrower's financial condition deteriorates, which tends to increase the risk of default and decreases a note's value.  Weak or declining general economic conditions tend to increase default risk.  Lower-quality notes, such as those considered "sub-prime" by the Adviser are more likely to default than those considered "prime" by the Adviser or a rating evaluation agency or service provider.  An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities.  The lack of a liquid market for these securities could decrease the Fund's share price.  Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Defaulted Securities Risk.  Defaulted securities lack liquidity and may have no secondary market for extended periods.  Defaulted securities may have low recovery values and defaulting borrowers may seek bankruptcy protection which would delay resolution of the Fund's claims.  The Fund anticipates a significant likelihood of default by mortgage-related borrowers.

Fixed Income Risk.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  Rising interest rates tend to increase the likelihood of borrower default.

Liquidity Risk.  There is currently no secondary market for Fund shares and the Fund expects that no secondary market will develop.  Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all the shares they desire in a quarterly repurchase offer.  The Fund's investments also are subject to liquidity risk because there is a limited secondary market for mortgage notes.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk.  The Adviser's judgments about the attractiveness, value and potential appreciation of a particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk.  An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  The Fund’s borrowing costs, if any, will increase when interest rates rise.

Prepayment Risk.  Securities may be subject to prepayment risk because borrowers are typically able to prepay principal.  Consequently, a security's maturity may be longer or shorter than anticipated.  When interest rates fall, obligations tend to be paid off more quickly than originally anticipated and the Fund may have to invest the prepaid proceeds in securities with lower yields.  When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher yields.

Real Estate Risk.  The Fund will not invest in real estate directly, but, because the Fund will invest the majority of its assets in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.  The value of residential real estate collateral is affected by:

(i)

changes in general economic and market conditions including changes in employment;

(ii)

changes in the value of real estate properties generally;

(iii)

local economic conditions, overbuilding and increased competition;

(iv)

increases in property taxes and operating expenses;

(v)

changes in zoning laws;

(vi)

casualty and condemnation losses including environment remediation costs;

(vii)

variations in rental income, neighborhood values or the appeal of property to tenants or potential buyers;

(viii)

the availability of financing and

(ix)

changes in interest rates and available borrowing leverage.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities.  The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.  To the extent the Fund borrows to make repurchases, it will incur interest expense.

U.S. Federal Income Tax Matters.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.  See "U.S. Federal Income Tax Matters."

Dividend Reinvestment Policy.

Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional shares under the Fund's dividend reinvestment policy. Shareholders who elect not to participate in the Fund's dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See "Dividend Reinvestment Policy."

Custodian.

Union Bank, N.A., will serve as the Fund's custodian. See "Management of the Fund."

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)[1]		4.50%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees		1.25%
Other Expenses		1.95%
Shareholder Servicing Expenses	0.25%
All Non-Shareholder Servicing Other Expenses [2]	1.70%
Acquired Fund Fees and Expenses [2]		0.03%
Total Annual Expenses		3.23%
Fee Waiver and Reimbursement [3]		(1.35)%
Total Annual Expenses (after fee waiver and reimbursement)		1.88%

1 The Fund's transfer agent charges a $15 fee for repurchase proceeds transferred by wire.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies such as money market mutual funds.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements, when issued, include only the direct operating expenses incurred by the Fund.

3 The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.85% per annum of the Fund's average daily net assets through at least April 30, 2015 and 2.50% through at least April 30, 2024 (the Expense Limitation). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect as described above unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  See "Management of the Fund."

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in Purchase Terms starting on page 21 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$63	$114	$168	$314

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee.  However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by GFS, currently $15.   The Fund also pays offering costs in connection with the registration of 9,000,000 additional shares (approximately $15,100 in 2014 as of the date of this prospectus), which are subject to the 1.85% per annum limitation on expenses.  Offering expenses are amortized over twelve months of the Fund's operations.   The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Year	Period
	Ended	Ended
	September 30, 2013	September 30, 2012**

Net Asset Value, Beginning of Period	$ 10.58	$ 10.00

From Operations:
Net investment income (a)	0.50	0.33
Net gain from investments
(both realized and unrealized)	0.28	0.44
Total from operations	0.78	0.77

Distributions to shareholders from:
Net investment income	(0.42)	(0.19)
Net realized gains	(0.07)	-
Total distributions	(0.49)	(0.19)

Net Asset Value, End of Period	$ 10.87	$ 10.58

Total Return (b)	7.42%	7.70%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 39,987	$ 11,756
Ratio of gross expenses to average net assets	3.20%	9.42%	(c)
Ratio of net expenses to average net assets	1.85%	1.85%	(c)
Ratio of net investment income to average net assets	4.61%	4.21%	(c)
Portfolio turnover rate	11.68%	1.50%	(d)
__________
**The Fund commenced operations on December 30, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges.  Had the Adviser not waived and reimbursed expenses, total returns would have been lower.

(c) Annualized.
(d) Not annualized.

The Fund's complete audited Financial Statements, which include the Financial Highlights presented above, and independent registered public accounting firm's report thereon contained in the Fund's annual report dated September 30, 2013, are incorporated by reference in the Fund's SAI.  The Fund's SAI and annual report is available upon request, without charge, by calling the Fund toll-free at 1-877-803-6583.

THE FUND

The Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust on April 8, 2011.

The Fund's principal office is located at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788, and its telephone number is 1-866-277-VCIF.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load, will be invested in accordance with the Fund's investment objective and policies (as stated below) as soon as practicable after receipt, which the Fund expects will be less than 30 days.  The Fund will pay offering expenses incurred with respect to its continuous offering.  Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in money market or short-term fixed-income mutual funds.  Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund's assets would earn interest income at a modest rate.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies.

The Fund's investment objective is to seek income.  The Fund pursues its investment objective by investing primarily in individual interest income-producing debt securities secured by residential real estate (i.e. mortgage loans made to individuals that are represented by a note (the "security") and a security agreement in the form of a mortgage or deed of trust).  The Fund does not primarily invest in pools of mortgage-related notes, but rather note-by-note.  However, these notes are typically sold in groups or packages, which are difficult to value.  Up to 10% of the loans in the group or package may be delinquent or in default.   The Fund will not purchase loans that currently are in foreclosure; however, loans acquired by the Fund may go into foreclosure subsequent to acquisition by the Fund.  The Fund will acquire loans of borrowers with varying credit histories and may invest up to approximately 10% of its assets in loans that were classified as "sub-prime" at the time of origination.  The Fund invests without restriction as to the credit quality of the individual borrower or the maturity of individual notes.  The Fund does not invest in foreign securities.  Under normal circumstances, the Fund will invest at least 25% of its net assets in mortgage-related securities represented by notes issued by individuals.  This policy is fundamental and may not be changed without shareholder approval.  The Statement of Additional Information contains a list of the fundamental and non-fundamental (if any) investment policies of the Fund under the heading "Investment Objective and Policies."

Investment Strategy and Criteria Used in Selecting Investments

The Adviser selects securities by evaluating the borrower's credit quality and the potential liquidation value of the residential real estate collateral securing the debt obligation.  When evaluating credit quality the Adviser uses a proprietary underwriting model that will take into account the following factors, but may also take into consideration others:

Residential Borrowers

  Borrower payment history including delinquencies and defaults

  Borrower credit report

  Borrower credit score, such as a FICO® score

  Security's interest rate

  Borrower total debt service load

  Alternative sources of repayment such as liquid assets

  Title search of property to assure clear title by borrower

When evaluating residential real estate collateral's potential liquidation value the Adviser uses a proprietary collateral valuation underwriting model that will take into account the following factors, but may also take into consideration others:

  Current property value as established by an independent broker's price opinion

  State laws pertaining to mortgages in that domicile

  Local real estate trends around the respective property

  Potential environmental remediation costs at site

  Estimated foreclosure value for the property

Even though the Adviser re-evaluates each borrower's ability to pay, it nonetheless anticipates a significant likelihood of default by borrowers because of difficult-to-predict economic events, such as job loss.  The Adviser expects to resolve or forestall defaults primarily by renegotiating note terms to lower interest and/or principal payments so that a borrower can resume payments on its note.  The Adviser also may enter into an agreement with the borrower and a third party to sell the property to the third party for less than the principal balance on the note while forgiving any unpaid principal that remains after receiving the proceeds from the sale (commonly referred to as a short-sale).  The Adviser may also foreclose upon the property and seek to recover via sale of the property.

The Adviser primarily selects securities with the highest expected income from a real estate sector peer group of borrowers with similar financial resources and/or credit quality and residential real estate collateral value relative to debt amount.  Secondarily, the Adviser considers potential for capital appreciation.  Generally, the Adviser expects to purchase notes at a significant discount from their face value to increase yield and provide a cushion to the effects of delinquency and default.  The Fund may also borrow for temporary liquidity purposes to facilitate note purchases.  The Adviser anticipates using three primary methods of liquidating securities from the Fund:

  Borrower sells the collateral and the note is then paid in full

  Borrower refinances the note, and note is then paid in full

  The Fund sells the note to another institution

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund's principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.  The Adviser may invest the Fund's cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund's portfolio managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the "portfolio turnover rate") will vary from year to year. It is anticipated that the Fund's portfolio turnover rate will ordinarily be between

10% and 15%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage or placement agent commissions and may generate short-term capital gains taxable as ordinary income.  See "Tax Status" in the Fund's Statement of Additional Information.

There is no assurance what portion, if any, of the Fund's investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income. See "U.S. Federal Income Tax Matters."

Portfolio Investments

Securities Secured by Real Estate

The Fund will invest primarily in securities secured by residential real estate.  The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the borrowers.

Certain Legal Aspects of Notes Secured by Real Estate

Each of the Fund's mortgage-related notes will be secured by a deed of trust, mortgage, security agreement, or legal title.  The deed of trust and mortgage are the most commonly used real property security devices.  A deed of trust formally has three parties: (1) a debtor, referred to as the "trustor," (2) a third party referred to as the "trustee" and (3) the lender/creditor, referred to as the "beneficiary." The trustor irrevocably grants the property until the debt is paid, "in trust, with power of sale" to the trustee to secure payment of the obligation.  In a mortgage note, there are only two parties, the mortgagor (commonly referred to as the borrower) and the mortgagee (commonly referred to as the investor).  State law determines how a mortgage is foreclosed. The process usually requires a judicial process.

Foreclosure

Deed of Trust

Some states have a statute known as the "one form of action" rule, which requires the beneficiary of a deed of trust to exhaust the security under the deed of trust (i.e., foreclose on the property) before any personal action may be brought against the note-issuing borrower.  There are two methods of foreclosing a deed of trust.  Foreclosure of a deed of trust is accomplished in most cases by a non-judicial trustee's sale under the power of sale provision in the deed of trust.  A judicial foreclosure (in which the beneficiary's purpose is usually to obtain a deficiency judgment where otherwise unavailable) is subject to most of the delays and expenses of other lawsuits, sometimes requiring up to several years to complete.

Mortgage

Notes owned by the Fund secured by mortgages will be foreclosed in compliance with the laws of the state where the real property collateral is located, which vary from state to state. A mortgage is a legal document in which the owner uses the title to residential property as security for a loan described in a promissory note.  If the owner fails to make payments on the promissory note then the lender can foreclose (through the courts, or in some states, without court involvement) on the mortgage to force a sale of the real property and receive the proceeds, or receive the property itself at a public sheriff's sale.

Additional Information Regarding Foreclosures and Related Issues

Redemption

After a foreclosure sale pursuant to a mortgage, the borrower and foreclosed junior lien holders may have a statutory period in which to redeem the property from the foreclosure sale by paying amounts due.

Anti-Deficiency Legislation

The Fund may acquire interests in mortgage notes which limit the Fund's recourse to foreclosure upon the security property, with no recourse against the borrower's other assets.  In some jurisdictions, the Fund can pursue a deficiency judgment against the note-issuing borrower or a guarantor if the value of the property securing the note is insufficient to pay back the debt owed to the Fund. In other jurisdictions, however, if the Fund desires to seek a judgment in court against the borrower for the deficiency balance, the Fund may be required to seek judicial foreclosure and/or have other security from the borrower.

Special Considerations in Connection with Junior Encumbrances

In addition to the general considerations concerning trust deeds discussed above, there are certain additional considerations applicable to second and more junior deeds of trust ("junior encumbrances").  By its very nature, a junior encumbrance is less secure than a more senior lien. If a senior lienholder forecloses on its note, unless the amount of the bid exceeds the senior encumbrances, the junior lienholder will receive nothing.  Because of the limited notice and attention given to foreclosure sales, it is possible for a junior lienholder to be "sold out," receiving nothing from the foreclosure sale. By virtue of anti-deficiency legislation, discussed above, a junior lienholder may be totally precluded from any further remedies.

Environmental

The Fund's security property may be subject to potential environmental risks.  Of particular concern may be those security properties which have been built upon the site of manufacturing, industrial or disposal activity.  These environmental risks may give rise to a diminution in value of the security property or liability for clean-up costs or other remedial actions.  This liability could exceed the value of the real property or the principal balance of the related mortgage note.  For this reason, the Fund may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

"Due-on-Sale" Clauses

The notes and deeds of trust held by the Fund, like those of many investors, contain "due-on-sale" clauses permitting the Fund to accelerate the maturity of a note if the note borrower sells, conveys or transfers all or any portion of the property, but may or may not contain "due-on-encumbrance" clauses which would permit the same action if the borrower further encumbers the property (i.e., executes further deeds of trust).  The enforceability of these types of clauses has been the subject of several major court decisions and legislation in recent years.

Prepayment Charges

Some notes acquired by the Fund may provide for certain prepayment charges to be imposed on the note borrower in the event of certain early payments on the note. The Adviser reserves the right at its business judgment to waive collection of prepayment penalties.

Bankruptcy Laws

If a borrower files for protection under the federal bankruptcy statutes, the Fund will be initially barred from taking any foreclosure action on its real property security by an "automatic stay order" that goes into effect upon the borrower's filing of a bankruptcy petition.  Thereafter, the Fund would be required to incur the time, delay and expense of filing a motion with the bankruptcy court for permission to foreclose on the real property security ("relief from the automatic stay order").  Such permission is granted only in limited circumstances.  If permission is denied, the Fund will likely be unable to foreclose on its security for the duration of the bankruptcy, which could be a period of years.  During such delay, the borrower may or may not be required to pay current interest on the note.  The Fund would therefore lack the cash flow it anticipated from the note, and the total indebtedness secured by the security property would increase by the amount of the defaulted payments, perhaps reaching a total that would exceed the market value of the property.

In addition, bankruptcy courts have broad powers to permit a sale of the real property free of the Fund's lien, to compel the Fund to accept an amount less than the balance due under the note and to permit the borrower to repay over a term which may be substantially longer than the original term of the note.

RISK FACTORS

An investment in the Fund's shares is subject to risks.  The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of the Fund's shares to increase or decrease.  You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program.  Before investing in the Fund you should consider carefully the following risks.  There may be additional risks that the Fund does not currently foresee or consider material.  You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Borrower Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The Fund's performance may be more sensitive to regional economic occurrences than the value of shares of a fund that does not invest, in part, based on the recovery value of residential real estate collateral.  The value of a borrower's securities that are held in the Fund's portfolio may decline for a number of reasons that directly relate to the borrower, such as financial leverage, job loss, or an individual's other sources of revenue or repayment.  Individuals may have short work histories, limited alternative employment opportunities and few resources.  The risks associated with these investments are generally greater than those associated with investments in the securities of large established companies. This may cause the Fund's net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of individual borrowers are more likely to experience sharper swings in market values and less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate.  Further, the notes of individual borrowers, in which the Fund invests, do not trade on an exchange and trade over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange.  Consequently, the Fund may be required to dispose of these notes over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Concentration Risk.  Because the Fund will invest more than 25% of its assets in the mortgage-related industry, the Fund will be subject to greater volatility risk than a fund that is not concentrated in a single industry.  The mortgage-related industry, as a whole, may be unstable if the price of real estate declines below a certain level or if the U.S. economy weakens below a certain level.  Additionally, the Fund's investments in mortgage-related industry securities may be more volatile than securities markets in general and may perform poorly even when securities markets, in general, are rising.  The Fund's investments may be concentrated in regions or states, which exposes the Fund to region- or state-specific economic risks such as higher unemployment rates, higher borrower default rates and declining property values.

Credit Risk.  There is a risk that note-issuing borrowers will not make scheduled payments, resulting in losses to the Fund.  In addition, the credit quality of securities may decline if a borrower's financial condition deteriorates.  Lower credit quality may lead to greater volatility in the price of a note and in shares of the Fund.  Lower quality notes, such as those considered sub-prime by the Adviser are more likely to default than those considered prime by the Adviser or a rating evaluation agency or service provider.  An economic downturn or period of rising interest rates could adversely affect the market for these notes and reduce the Fund's ability to sell these securities.  The lack of a liquid market for these securities could decrease the Fund's share price.  Additionally, borrowers may seek bankruptcy protection which will delay resolution of security holder claims and may eliminate or materially reduce liquidity.  Default, or the market's perception that a borrower is likely to default, could reduce the value and liquidity of portfolio securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.  Lower quality notes offer the potential for higher return, but also involve greater risk than debt securities of higher quality, including an increased possibility that the borrower or guarantor, if any, may not be able to make its payments of interest and principal.  If that happens, the value of the security will decrease and may become worthless.  This will cause the Fund's share price to decrease and its income will be reduced.

Defaulted Securities Risk.  Defaulted securities lack liquidity and may have no secondary market for extended periods.  Defaulted securities may have low recovery values and defaulting borrowers may seek bankruptcy protection which would delay resolution of the Fund's claims.  The Fund anticipates a significant likelihood of default by mortgage-related borrowers.  Defaulted securities will not make scheduled interest or principal payments which will reduce the Fund's returns and ability to make distributions.  Defaulted securities may become worthless.

Fixed Income Risk.  When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Rising interest rates tend to increase the likelihood of borrower default.  These risks could affect the value of a particular investment, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Liquidity Risk.  The Fund is a closed-end investment company structured as an "interval fund" and designed for long-term investors.  Unlike many closed-end investment companies, the Fund's shares are not listed on any securities exchange and are not publicly traded.  There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund's investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of individuals that may have substantial market and/or credit risk, tend to have the greatest exposure to liquidity risk.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Adviser's judgments about the attractiveness, value and potential appreciation of particular real estate segments and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk.  An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.  The Fund’s borrowing costs, if any, will increase when interest rates rise.

Prepayment Risk.  Securities may be subject to prepayment risk because borrowers are typically able to prepay principal.  Consequently, a security's maturity may be longer or shorter than anticipated.  When interest rates fall, obligations will be paid off more quickly than originally anticipated and the Fund may have to invest the prepaid proceeds in securities with lower yields.  The yield realized on a security purchased at a premium will be lower than expected if prepayment occurs sooner than expected, as is often the case when interest rates fall.  When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher yields.  The yield realized on a security purchased at a discount will be lower than expected if prepayment occurs later than expected, as is often the case when interest rates rise.

Real Estate Risk. The Fund will not invest in real estate directly, but because the Fund will concentrate its investments in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.  Although the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property.  The value of the Fund's shares will be affected by factors affecting the value of real estate.  These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and other expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses, including environmental remediation costs; (vii) variations in neighborhood values or the appeal of property to potential buyers; (viii) the availability of financing and (ix) changes in interest rates.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities.  However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares.  If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.  To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets.  A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional shares are not sold.  In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser.  The Board is comprised of 6 trustees.  The Trustees are responsible for the Fund's overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund's investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under "Management" in the Statement of Additional Information.

Investment Adviser

Vertical Capital Asset Management, LLC, located at 20 Pacifica, Suite 190, Irvine, California 92618, serves as the Fund's investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a California limited liability company formed in July 2011 for the purpose of advising investment funds and has no clients other than the Fund.  The Adviser is jointly controlled by Gus Altuzarra and Christopher Chase, each of whom own 50% of the Adviser's interests.

Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund's service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund.  In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 1.25% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees' initial approval of the Fund's Investment Management Agreement is available in the Fund's Annual Report to Shareholders dated September 30, 2012; and a discussion regarding the basis for the Board of Trustees' renewal of the Fund's Investment Management Agreement will be available in the Fund's Semi-Annual Report to Shareholders dated March 31, 2014.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent that they exceed 1.85% per annum of the Fund's average daily net assets, at least through April 30, 2015, and 2.50% at least through April 30, 2024 (the Expense Limitation). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  After April 30, 2015, the Expense Limitation Agreement may be modified to limit expenses to a level lower than 2.50% at the Adviser's and Board's discretion.

Portfolio Managers

Mr. Gus Altuzarra, Managing Member of the Adviser, is the Fund's co-portfolio manager. Mr. Altuzarra shares primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since it commenced operations in 2011.  In addition to serving as Managing Member of the Adviser since July, 2011, Mr. Altuzarra is also Managing Member of Vertical Recovery Management, LLC (a mortgage loan servicing and asset management firm), a position held since October 2008.  Additionally, Mr. Altuzarra is also Principal and Secondary Marketing Officer of Vertical Financial Group, Inc. (a holding company for various financial services companies), a position held since July 2004.  Mr. Altuzarra is a graduate of the University of Southern California with a Bachelor of Arts Degree in Chemistry. During his senior year at USC, Mr. Altuzarra took elective classes that included Real Estate Finance and earned his Real Estate Sales license, which was later upgraded to a Real Estate Broker's license in 1984.  Mr. Altuzarra joined Granite Mortgage Center in 1983 as a wholesale loan officer.  In early 1985, Mr. Altuzarra joined Sterling Home Loans in Anaheim as its Sales Manager.  While at Sterling, Mr. Altuzarra's duties included sales, underwriting and secondary market investor relations.  In early 1986, Mr. Altuzarra founded Laguna Capital Mortgage Corporation where he served as President.  While at Laguna Capital, Mr. Altuzarra sold loans in bulk to secondary market investors.

Mr. Christopher Chase, Managing Member of the Adviser, is the Fund's co-portfolio manager.  Mr. Chase shares primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since it commenced operations in 2011.  In addition to serving as Managing Member of the Adviser since July, 2011, Mr. Chase is also Managing Member of Vertical Recovery Management, LLC (a mortgage loan servicing and asset management firm), a position held since October 2008.  Mr. Chase is also President of Chase Pacific Capital Advisors, a commercial real estate mortgage brokerage firm specializing in originating debt and equity for commercial real estate projects, a position held since 1996.  Since 1978, Mr. Chase has held executive positions in various firms specializing in all aspects of residential/commercial real estate financing and development, including American Liberty Financial Corp, Donnelly Chase Financial, Mason-McDuffie Financial Corporation, Lomas Financial, and Cushman & Wakefield.  Mr. Chase has lived in South Orange County for 34 years and has developed many long lasting affiliations and business relationships within the community. Mr. Chase has shared a 14-year business relationship with Gus Altuzarra.  Mr. Chase is a graduate of the University of Southern California, having obtained a Bachelor of Science Degree in Psychology with a minor in Real Estate Finance.

The Statement of Additional Information provides additional information about the Fund's portfolio managers' compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

Gemini Fund Services, LLC, with principal offices at 80 Arkay Drive, Suite 110, Hauppauge, NY, 11788 and 17605 Wright Street, Suite 2, Omaha, NE  68130, serves as Administrator, Accounting Agent and Transfer Agent.  Gemini Fund Services, LLC receives the following fees: for administrative services 0.10% on the first $100 million of net assets, 0.06% on the next $150 million of net assets and 0.06% on net assets greater than $250 million, paid monthly at the preceding annual rates; for accounting services a $27,000 base fee plus 0.02% of net assets from $25 to $100 million and 0.01% of net assets over $100 million, paid monthly at the preceding annual rates; for transfer agent services $14 per account plus various other account-related charges; plus out of pocket expenses for each of the preceding services. For the fiscal period ended September 30, 2013, the Fund paid $49,600, $27,388 and $35,698 for administration, fund accounting and transfer agency fees, respectively.

Security Servicing Agent

Vertical Recovery Management, LLC, ("VRM") serves as Security Servicing Agent.  VRM assists the Fund in collections from and maintenance of its securities by providing services such as contacting delinquent borrowers and managing the foreclosure process or other recovery processes for the Fund in the event of a borrower's default.  VRM receives a fee equal to 0.25% of Fund average net assets, paid monthly at the preceding annual rate.  VRM is an affiliate of the Adviser because they are under the common control of Mr. Altuzarra and Mr. Chase.

Custodian

Union Bank N.A., with principal offices at 350 California Street, 6th Floor San Francisco, California 94104 serves as custodian for the securities and cash of the Fund's portfolio.  Under a Custody Agreement, Union Bank holds the Fund's assets in safekeeping and keeps all necessary records and documents relating to its duties.

Other Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

GFS is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration, accounting and transfer agent), including compensation of and office space for its officers and employees and administration of the Fund.

VRM is obligated to pay expenses associated with providing the services contemplated by a Security Services Agreement, including compensation of and office space for its officers and employees.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants' services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund's dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund's officers and Trustees, (viii) errors and omissions insurance for the Fund's officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund's quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.  The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Fund will pay a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund.

The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions.  Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.  As of April 15, 2014 there were no persons of beneficial ownership that owned 25% or more of the voting securities of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each share will be offered at net asset value plus the applicable sales load. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available.  Because market quotations are not typically readily available for the majority of the Fund's securities, they are valued at fair value as determined by the Board of Trustees. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser and GFS.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund's Portfolio Managers.

The Adviser and GFS will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser and GFS in accordance with the Fund's valuation policies. The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator and (iii) Adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund's portfolio. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars", if any).  The Adviser has adopted policies and procedures and has structured its portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at net asset value no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the "Repurchase Request Deadline").  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a "Repurchase Pricing Date").

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the repurchase offer ends.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days, to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder's address of record, or credited directly to a predetermined bank account on the "Repurchase Payment Date", which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification ("Shareholder Notification").  The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the "Repurchase Payment Deadline").  The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-866-277-VCIF to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline.  Payment pursuant to the repurchase offer will be made by check to the shareholder's address of record, or credited directly to a predetermined bank account on the Repurchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis.  However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets, including through access to a line of credit, equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.  The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph.  If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund's portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities.  The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund's net asset value.

Repurchase of the Fund's shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets would increase the Fund's expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund's quarterly repurchase offers are a shareholder's only means of liquidity with respect to his or her shares.  Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder's descendants to redeem shares in the event of such shareholder's death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

Monthly Distribution Policy

The Fund intends to make a dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate may be modified by the Board from time to time. If, for any monthly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund's investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See "Dividend Reinvestment Policy."

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund's shareholders each month.  Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the monthly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by GFS (the "Agent"). Pursuant to the policy, the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Vertical Capital Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE  68130.  Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's net asset value per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy.  Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned.  The Fund will issue certificates in its sole discretion.  The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "U.S. Federal Income Tax Matters."

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Vertical Capital Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.  Certain transactions can be performed by calling the toll free number 1-866-277-VCIF.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund's shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information.  There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan.  In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund's operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy.  For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund's investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset).  A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund's taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 8, 2011. The Fund's Declaration of Trust (the "Declaration of Trust") provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares, subject to a $1 billion limit on the Fund.  The Fund does not intend to hold annual meetings of its shareholders.  As of April 15, 2014, of 10,000,000 shares registered, 6,811,450.9980 shares were outstanding, of which none were owned by the Fund.

Title of Class	Amount Authorized	Amount Held By Fund	Amount Outstanding
Shares of Beneficial Interest	$1,000,000,000 10,000,000 shares registered	None	6,811,450.9980 shares NAV $ 11.04 per share

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See "Dividend Reinvestment Policy." The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund's shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate may be issued at the Fund's discretion for any or all of the full shares credited to an investor's account. Share certificates that have been issued to an investor may be returned at any time. The Fund's transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. GFS will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund's shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.  The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.  The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund's asset, or liquidation.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Northern Lights Distributors, LLC (the "Distributor"), located at 17605 Wright Street, Omaha, NE 68130, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a reasonable efforts basis, subject to various conditions.  The Fund's shares are offered for sale through the Distributor at net asset value plus the applicable sales load.  The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund's shares.  In reliance on Rule 415, the Fund intends to offer to sell up to $1,000,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use reasonable efforts to sell the shares.  Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Adviser or its affiliates, in the Adviser's discretion and from their own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the "Additional Compensation").  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker's or dealer's registered representatives.  The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner.  The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.  Additionally, the Adviser or its affiliates pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.  The Distributor may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, Christopher Chase, Gus and Kelly Altuzarra (through the Gustavo and Kelly Altuzarra Trust) purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund's administrator.  The returned check and stop payment fee is currently $25.  Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, "Financial Intermediaries"). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary's name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor's account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund's NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Vertical Capital Income Fund to:

Vertical Capital Income Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2

Omaha, NE 68130

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $25.00 fee against an investor's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor's bank to send the wire. An investor's bank must include both the name of the Fund, the account number, and the investor's name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-866-277-VCIF for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.  The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: Gemini Fund Services, LLC
Account #: (number provided by calling toll-free number above)
Further Credit:
Vertical Capital Income Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact Gemini Fund Services, LLC to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100, or $50 for retirement plan accounts, on specified days of each month into your established Fund account. Please contact the Fund at 1-866-277-VCIF for more information about the Fund's Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-866-277-VCIF.  If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, GFS will verify certain information on each account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Gemini Fund Services, LLC at 1-866-277-VCIF for additional assistance when completing an application.

If Gemini Fund Services, LLC does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

The minimum initial purchase by an investor is $5,000 for regular accounts and $1,000 for retirement plan accounts.  The Fund's shares are offered for sale through its Distributor at net asset value plus the applicable sales load. The price of the shares during the Fund's continuous offering will fluctuate over time with the net asset value of the shares.  Investors in the Fund will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 4.50%, as set forth in the table below. A reallowance will be made by the Distributor from the sales load paid by each investor.  The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions.  The Fund reserves the right to waive sales charges.  The following sales charges apply to your purchases of shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $49,999	4.50%	4.71%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.35%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	1.25%	1.27%	1.00%
$1,000,000 and above	0.00%	0.00%	0.00%

Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

You may be able to buy shares without a sales charge (i.e. "load-waived") when you are:

  reinvesting dividends or distributions;

  participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

  exchanging an investment in Class A (or equivalent type) shares of another fund for an investment in the Fund;

  a current or former director or Trustee of the Fund;

  an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any dependent of the employee, as defined in section 152 of the Code) of the Fund's Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund;

  purchasing shares through the Fund's Adviser; or

  purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

In addition, concurrent purchases by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor's responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

  an individual;

  an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

  a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

  If you plan to rely on this right of accumulation, you must notify the Fund's distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you also may include (1) the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares the Fund purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund or provide shareholder services.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.  Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis equal to up to 0.25% of its average net assets.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household.  Once implemented, a shareholder must call 1-866-277-VCIF to discontinue householding and request individual copies of these documents.  Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and audits the Fund's financial statements.  BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA  19103.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-173872). The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History	2
Investment Objective and Policies	2
Management of the Fund	23
Codes of Ethics	28
Proxy Voting Policies and Procedures	29
Control Persons and Principal Holders	29
Investment Advisory and Other Services	30
Portfolio Managers	31
Allocation of Brokerage	32
Tax Status	33
Other Information	37
Independent Registered Public Accounting Firm	38
Financial Statements	38
Appendix A	A-1

PRIVACY NOTICE Rev. May 2012
FACTS		WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-866-277-VCIF

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

  Federal law gives you the right to limit only

▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Vertical Capital Income Fund does not jointly market.

Vertical Capital Income Fund

Shares of Beneficial Interest

PROSPECTUS

May 1, 2014

Investment Adviser

Vertical Capital Asset Management, LLC

All dealers that buy, sell or trade the Fund's shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund's Distributor.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

VERTICAL CAPITAL INCOME FUND

Principal Executive Offices

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

1-866-277-VCIF

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the amended preliminary prospectus of Vertical Capital Income Fund, dated May 1, 2014 (the "Prospectus"), as it may be supplemented from time to time.  The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI).  Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.  This SAI does not include all information that a prospective investor should consider before purchasing the Fund's securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund's securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-866-277-VCIF or by visiting www.VerticalUS.com.  Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund's filings with the SEC also are available to the public on the SEC's Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

General Information and History	2
Investment Objective and Policies	2
Management of the Fund	23
Codes of Ethics	28
Proxy Voting Policies and Procedures	29
Control Persons and Principal Holders	29
Investment Advisory and Other Services	30
Portfolio Managers	31
Allocation of Brokerage	32
Tax Status	33
Other Information	37
Independent Registered Public Accounting Firm	38
Financial Statements	38
Appendix A	A-1

1

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund (the "Fund" or the "Trust").  The Fund was organized as a Delaware statutory trust on April 8, 2011.  The Fund's principal office is located at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788, and its telephone number is 1-866-277-VCIF. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to seek income.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.  The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any).  The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in connection with the disposition of its portfolio securities.  The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(4) Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry, except the mortgage-related industry, as defined in the Fund's prospectus.  This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

2

(5) Purchase or sell real estate or interests in real estate.  This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.

(6) Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, including notes secured by real estate, which may be considered loans; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities.  Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

In addition, the Fund has adopted a fundamental policy that

(8) The Fund will make quarterly repurchases offers for no less than for 5% of the shares outstanding at net asset value ("NAV") less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests in securities secured by real estate.  No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful.  The Fund's investment adviser is Vertical Capital Asset Management, LLC (the "Adviser").  The Adviser is responsible for allocating the Fund's assets among various securities using its investment strategies,

3

subject to policies adopted by the Fund's Board of Trustees.  Additional information regarding the types of securities and financial instruments is set forth below.

Non-Performing Notes Issued By Individual Borrowers Secured By Residential Real Estate

The Fund invests substantially all its assets in groups or packages of loans secured by real estate.  However, the Adviser expects that up to approximately 10% of the loans in the group or package may be in default or considered by the Adviser to be non-performing.  Non-performing notes are not current on payments and are considered by the Adviser to be seriously delinquent (at least 120 days overdue).  In selecting these notes, the Adviser focuses on rehabilitating a borrower's delinquency and resuming payments primarily by renegotiating note terms to lower interest and/or principal payments so that a borrower can resume payments on its note.  The Adviser also gives greater weight to the liquidation value of residential real estate collateral than when selecting performing notes.

When evaluating a borrower's ability to resume payments, the Adviser uses a proprietary underwriting model that will take into account the following factors, but may also take into consideration others:

  Borrower payment history including delinquencies and defaults

  Security's interest rate and principal balance

  Borrower total debt service load

  Alternative sources of repayment such as liquid assets

  Title search of property to assure clear title by borrower

When evaluating residential real estate collateral's potential liquidation value the Adviser uses a proprietary collateral valuation underwriting model that will take into account the following factors, but may also take into consideration others:

  Current property value as established by an independent broker's price opinion

  State laws pertaining to mortgages in that domicile

  Local real estate trends around the respective property

  Potential environmental remediation costs at site

  Estimated foreclosure value for the property

Non-performing notes are subject to the investment risks associated with performing notes (See "Risk Factors" on page  of the Fund's Prospectus), but are

4

especially sensitive to residential real estate collateral recovery values and are considered illiquid.  Non-performing notes require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such a note.  Even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such a note, replacement "take-out" financing will not be available. It is possible that the Adviser may find it necessary or desirable to foreclose.

Notes Issued By Commercial Real Estate-Related Issuers Secured By Commercial Real Estate

The Adviser may invest up to 10% of the Fund's assets in notes secured by commercial real estate.  The Adviser selects securities by evaluating the issuer's credit quality and the potential liquidation value of the commercial real estate collateral securing the issuer's debt obligation.  When evaluating credit quality the Adviser uses a proprietary underwriting model that will take into account the following factors, but may also take into consideration others:

Commercial Issuers

  Issuer payment history including delinquencies and defaults

  Issuer credit report

  Security's interest rate

  Issuer total debt service load and total fixed costs

  Tenant quality and lease roll-over

  Local market competition

  Projected vacancy rate

  Title search of property to assure clear title by issuer

When evaluating residential real estate collateral's potential liquidation value the Adviser uses a proprietary collateral valuation underwriting model that may take into account the following factors, but may also take into consideration others:

  Current property value as established by an independent broker's price opinion

  State laws pertaining to mortgages in that domicile

  Local real estate trends around the respective property

  Potential environmental remediation costs at site

5

Estimated foreclosure value for the property

Even though the Adviser re-evaluates each issuer's ability to pay, it nonetheless anticipates a significant likelihood of default by issuers because of difficult-to-predict economic events.  The Adviser expects to resolve or forestall defaults primarily by renegotiating note terms to lower interest and/or principal payments so that an issuer can resume payments on its note.  The Adviser also may enter into an agreement with the issuer and a third party to sell the property to the third party for less than the principal balance on the note while forgiving any unpaid principal that remains after receiving the proceeds from the sale (commonly referred to as a short-sale).  The Adviser may also foreclose upon the property and seek to recover via sale of the property.

There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties.  Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties.  Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties.  The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties.  Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties.  The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

6

Community Centers.  Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties.  The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues.  Certain commercial real estate issuers may engage in the development or construction of real estate properties. These issuers are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance.  Certain commercial real estate issuers may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund's investment performance.

Dependence on Tenants.  The value of commercial real estate issuers' properties and the ability to repay their notes depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of commercial real estate issuers may adversely affect their tenants' ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to repay their notes.

Financial Leverage.  Commercial real estate issuers may be highly leveraged and financial covenants may affect the ability of these issuers to operate effectively.

Environmental Issues.  In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a commercial real estate issuer may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal

7

or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such issuer and, as a result, the amount available to make interest or principal payments to the Fund could be reduced.

Current Conditions.  The decline in the broader credit markets in recent years related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding and commercial real estate market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult environment for owners of real estate in the near term and investors should be aware that the general risks of investing in securities secured by real estate may be magnified.

Recent instability in the United States, Europe and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to continue to finance real estate developments and projects or refinance completed projects.

For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds publicly-traded during the investment period and reduce the Fund's investment opportunities.

Certain Legal Aspects of Notes Secured by Real Estate

Each of the Fund's mortgage-related notes will be secured by a deed of trust, mortgage, security agreement, or legal title.  The deed of trust and mortgage are the most commonly used real property security devices. A deed of trust formally has three parties: (1) a debtor, referred to as the "trustor," (2) a third party referred to as the "trustee" and (3) the lender/creditor, referred to as the "beneficiary." The trustor irrevocably grants the property until the debt is paid, "in trust, with power of sale" to the trustee to secure payment of the obligation.  The trustee's authority is governed by law, the express provisions of the deed of trust and the directions of the beneficiary. The Fund will be the beneficiary under all deeds of trust securing Fund investments. In a mortgage note, there are only two parties, the mortgagor (commonly referred to as the borrower) and the mortgagee (commonly referred to as the investor).  State law

8

determines how a mortgage is foreclosed. The process usually requires a judicial process.

Foreclosure

Deed of Trust

Some states have a statute known as the "one form of action" rule, which requires the beneficiary of a deed of trust to exhaust the security under the deed of trust (i.e., foreclose on the property) before any personal action may be brought against the note-issuing borrower.  There are two methods of foreclosing a deed of trust.

(1) Foreclosure of a deed of trust is accomplished in most cases by a non-judicial trustee's sale under the power of sale provision in the deed of trust.  Prior to such sale, the trustee must record a notice of default and send a copy to the trustor and to any person who has recorded a request for a copy of a notice of default, and to the successor in interest to the trustor and to the beneficiary of any junior deed of trust. The trustor or any person having a junior lien or encumbrance of record may, during a three month reinstatement period, cure the default by paying the entire amount of the debt then due, plus costs and expenses actually incurred in enforcing the obligation and statutorily limited attorneys' and trustee's fees. Thereafter, a notice of sale must be posted in a public place and published for a specified amount of time. A copy of the notice of sale must be posted on the property, and sent to the trustee, to each person who has requested a copy, to any successor in interest to the trustor and to the beneficiary of any junior deed of trust for a period of time before the sale. Generally, following the sale, neither the debtor/trustor nor a junior lien has any right of redemption, and the beneficiary may not obtain a deficiency judgment against the trustor.

(2) A judicial foreclosure (in which the beneficiary's purpose is usually to obtain a deficiency judgment where otherwise unavailable) is subject to most of the delays and expenses of other lawsuits, sometimes requiring up to several years to complete. Following a judicial foreclosure sale, the trustor or his or her successors in interest may redeem for a period of one year (or a period of only three months if the entire amount of the debt is bid at the foreclosure sale), and until the trustor redeems, foreclosed junior lienholder may redeem during successive redemption periods of sixty (60) days following the previous redemption, but in no event later than one year after the judicial foreclosure sale. The Fund generally will not pursue a judicial foreclosure to obtain a deficiency judgment, except where, in the sole discretion of the Adviser, such a remedy is warranted in light of the time and expense involved.

Mortgage

Notes owned by the Fund secured by mortgages will be foreclosed in compliance with the laws of the state where the residential real property collateral is located.  Foreclosure statutes vary from state to state. A mortgage is a legal document in which the owner uses the title to residential or commercial property as security for a loan described in a promissory note. The mortgage must be signed by the owner (borrower/mortgagor), acknowledged before a notary public, and recorded with the

9

County Recorder or Recorder of Deeds. If the owner fails to make payments on the promissory note then the lender can foreclose on the mortgage to force a sale of the real property and receive the proceeds, or receive the property itself at a public sheriff's sale.  Generally, the foreclosure process varies somewhat from state to state, and depends primarily on whether the state uses mortgages or deeds of trust for the purchase of real property.  Overall, states that use mortgages conduct judicial foreclosures; states that use deeds of trust conduct non-judicial foreclosures. The principal difference between the two is that the judicial procedure requires court action on a foreclosed home.

To foreclose in accordance with the judicial procedure, a lender must prove that the mortgagor (borrower/property owner) is in default. Once the lender has exhausted its attempts to resolve the default with the homeowner, the next step is to contact an attorney to pursue court action. The attorney contacts the mortgagor to try to resolve the default. If the mortgagor is unable to pay off the default, the attorney files a lis pendens (lawsuit pending) with the court. The lis pendens gives notice to the public that a pending action has been filed against the mortgagor. The purpose of the action is to provide evidence of a default and get the court’s approval to initiate foreclosure.  Before the property is sold, the mortgagor must be noticed and offered an opportunity to pay all delinquent payments and costs of foreclosure to save the property. In some states the property can be redeemed by such payment even after foreclosure. When the mortgage is paid in full, the lender is required to execute a "satisfaction of mortgage" (sometimes called a "discharge of mortgage") and record it to clear the title to the property.

Additional Information Regarding Foreclosures and Related Issues

Redemption

After a foreclosure sale pursuant to a mortgage, the borrower and foreclosed junior lien holders may have a statutory period in which to redeem the property from the foreclosure sale. Redemption may be limited to where the mortgagee receives payment of all or the entire principal balance of the loan, accrued interest and expenses of foreclosure. The statutory right of redemption diminishes the ability of the note holder to sell the foreclosed property. The right of redemption may defeat the title of any purchaser at a foreclosure sale or any purchaser from the note holder subsequent to a foreclosure sale. One remedy the Fund may have is to avoid a post-sale redemption by waiving the Fund's right to a deficiency judgment. Consequently, as noted above, the practical effect of the redemption right is often to force the note holder to retain the property and pay the expenses of ownership until the redemption period has run.

Anti-Deficiency Legislation

The Fund may acquire interests in mortgage notes which limit the Fund's recourse to foreclosure upon the security property, with no recourse against the borrower's other assets.  Even if recourse is available pursuant to the terms of the mortgage note against the borrower's assets in addition to the mortgaged property, the Fund may confront statutory prohibitions which impose prohibitions against or limitations on this recourse. For example, the right of the mortgagee to obtain a deficiency judgment against the borrower may be precluded following foreclosure. A deficiency judgment is a personal judgment against the former note-issuing borrower equal in most

10

cases to the difference between the net amount realized upon the public sale of the security (the real estate) and the amount due to the note holder. Other statutes require the mortgagee to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full note before bringing a personal action against the borrower. The Fund may elect, or be deemed to have elected, between exercising the Fund's remedies with respect to the security (the real estate) or the deficiency balance. The practical effect of this election requirement is that note holders will usually proceed first against the security (the real estate) rather than bringing personal action against the note-issuing borrower. Other statutory provisions limit any deficiency judgment against the former note-issuing borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale.

In some jurisdictions, the Fund can pursue a deficiency judgment against the note-issuing borrower or a guarantor if the value of the property securing the note is insufficient to pay back the debt owed to the Fund. In other jurisdictions, however, if the Fund desires to seek a judgment in court against the note-issuing borrower for the deficiency balance, the Fund may be required to seek judicial foreclosure and/or have other security from the note-issuing borrower. The Fund would expect this to be a more prolonged procedure, and is subject to most of the delays and expenses that affect other lawsuits.

Special Considerations in Connection with Junior Encumbrances

In addition to the general considerations concerning trust deeds discussed above, there are certain additional considerations applicable to second and more junior deeds of trust ("junior encumbrances").  By its very nature, a junior encumbrance is less secure than a more senior lien. If a senior lienholder forecloses on its note, unless the amount of the bid exceeds the senior encumbrances, the junior lienholder will receive nothing.  Because of the limited notice and attention given to foreclosure sales, it is possible for a junior lienholder to be "sold out," receiving nothing from the foreclosure sale. By virtue of anti-deficiency legislation, discussed above, a junior lienholder may be totally precluded from any further remedies.

Accordingly, a junior lienholder (such as the Fund in some cases) may find that the only method of protecting its security interest in the property is to take over all obligations of the trustor with respect to senior encumbrances while the junior lienholder commences its own foreclosure, making adequate arrangements either to (i) find a purchaser for the property at a price which will recoup the junior lienholder's interest, or (ii) to pay off the senior encumbrances so that the junior lienholder's encumbrance achieves first priority. Either alternative may require the Fund to make substantial cash expenditures to protect its interest.

The Fund may also acquire wrap-around mortgage notes (sometimes called "all-inclusive"), which are junior encumbrances to which all the considerations discussed above will apply.  A wrap-around note is created when the borrower desires to refinance his or her property but does not wish to retire the existing indebtedness for any reason, e.g., a favorable interest rate or a large prepayment penalty. A wrap-around note will have a principal amount equal to the outstanding principal balance of the existing secured obligations plus the amount actually to be advanced by the Fund.  The note-issuing borrower will then make all payments directly to the Fund, and the Fund in turn

11

will pay the holder of the senior encumbrance. The actual yield to the Fund under a wrap-around mortgage note will likely exceed the stated interest rate on the underlying senior obligation, since the full principal amount of the wrap-around note will not actually be advanced by the Fund. The law requires that the Fund will be notified when any senior lienholder initiates foreclosure.

If the borrower defaults solely upon his or her debt to the Fund while continuing to perform with regard to the senior lien, the Fund (as junior lienholder) will foreclose upon its security interest in the manner discussed above in connection with deeds of trust generally. Upon foreclosure by a junior lien, the property remains subject to all liens senior to the foreclosed lien. Thus, were the Fund to purchase the security property at its own foreclosure sale, it would acquire the property subject to all senior encumbrances. The standard form of deed of trust used by most institutional investors, like the one that will be used by the Fund, confers on the beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the deed of trust in such order as the beneficiary may determine.  Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the beneficiary under the underlying first deed of trust will have the prior right to collect any insurance proceeds payable under a hazards insurance policy and any award of damages in connection with the condemnation, and to apply the same to the indebtedness secured by the first deed of trust before any such proceeds are applied to repay the Fund's note.  The amount of such proceeds may be insufficient to pay the balance due to the Fund, while the note-issuing borrower  may fail or refuse to make further payments on the damaged or condemned property, leaving the Fund with no feasible means to obtain payment of the balance due under its junior deed of trust.  In addition, the note-issuing borrower may have a right to require the note buyer to allow the note-issuing borrower to use the proceeds of such insurance for restoration of the insured property.

Environmental

The Fund's security property may be subject to potential environmental risks.  Of particular concern may be those security properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental risks may give rise to a diminution in value of the security property or liability for clean-up costs or other remedial actions. This liability could exceed the value of the real property or the principal balance of the related mortgage note. For this reason, the Fund may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

Under the laws of certain states, an owner's failure to perform remedial actions required under environmental laws may give rise to a lien on mortgaged property to ensure the reimbursement of remedial costs. In some states this lien has priority over the lien of an existing mortgage against the real property. Because the costs of remedial action could be substantial, the value of a mortgaged property as collateral for a mortgage note could be adversely affected by the existence of an environmental condition giving rise to a lien.

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The state of law is currently unclear as to whether and under what circumstances clean-up costs, or the obligation to take remedial actions, can be imposed on a secured investor. If an investor does become liable for cleanup costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but these persons or entities may be bankrupt or otherwise judgment-proof. Furthermore, an action against the note-issuing borrower may be adversely affected by the limitations on recourse in the loan documents.

"Due-on-Sale" Clauses

The notes and deeds of trust held by the Fund, like those of many investors, contain "due-on-sale" clauses permitting the Fund to accelerate the maturity of a note if the note-issuing borrower sells, conveys or transfers all or any portion of the property, but may or may not contain "due-on-encumbrance" clauses which would permit the same action if the borrower further encumbers the property (i.e., executes further deeds of trust).  The enforceability of these types of clauses has been the subject of several major court decisions and legislation in recent years.

(1)

    Due-on-Sale. Federal law now provides that, notwithstanding any contrary pre-existing state law, due-on-sale clauses contained in mortgage note documents are enforceable in accordance with their terms after October 15, 1985. On the other hand, acquisition of a property by the Fund by foreclosure on one of its notes may also constitute a "sale" of the property, and would entitle a senior lienholder to accelerate against the Fund.  This would be likely to occur if then prevailing interest rates were substantially higher than the rate provided for under the accelerated note. In that event, the Fund may be compelled to sell or refinance the property within a short period of time, notwithstanding that it may not be an opportune time to do so.

(2)

    Due-on-Encumbrance. With respect to mortgage notes on residential property containing four or less units, federal law prohibits acceleration of the note merely by reason of the further encumbering of the property (e.g., execution of a junior deed of trust). This prohibition does not apply to mortgage notes on other types of property. Although many of the Fund's junior lien mortgage notes will be on properties that qualify for the protection afforded by federal law, some notes will be secured by small apartment buildings or commercial properties.  Junior lien mortgage notes held by the Fund may trigger acceleration of senior obligations on properties if the senior obligations contain due-on-encumbrance clauses, although both the number of such instances and the actual likelihood of acceleration is anticipated to be minor. Failure of a note-issuing borrower to pay off the senior obligation would be an event of default and subject the Fund (as junior lienholder) to the risks attendant thereto.  It will not be customary practice of the Fund to invest in notes secured by non-residential property where the senior encumbrance contains a due-on-encumbrance clause.

Prepayment Charges

Some notes acquired by the Fund may provide for certain prepayment charges to be imposed on the note-issuing borrower in the event of certain early payments on the note. The Adviser reserves the right at its business judgment to waive collection of

13

prepayment penalties. Typically, notes secured by mortgages or deeds of trust encumbering single family, owner-occupied, dwellings may be prepaid at any time, regardless of whether the note or deed of trust so provides, but prepayment made in any twelve (12) month period during the first five years of the term of the note which exceed twenty percent (20%) of the unpaid balance of the note may be subject to a prepayment charge.  The law limits the prepayment charge on such notes to an amount equal to six months' advance interest on the amount prepaid in excess of the permitted twenty percent (20%), or interest to maturity, whichever is less.

Bankruptcy Laws

If a borrower files for protection under the federal bankruptcy statutes, the Fund will be initially barred from taking any foreclosure action on its real property security by an "automatic stay order" that goes into effect upon the borrower's filing of a bankruptcy petition.  Thereafter, the Fund would be required to incur the time, delay and expense of filing a motion with the bankruptcy court for permission to foreclose on the real property security ("relief from the automatic stay order"). Such permission is granted only in limited circumstances. If permission is denied, the Fund will likely be unable to foreclose on its security for the duration of the bankruptcy, which could be a period of years.  During such delay, the borrower may or may not be required to pay current interest on the note. The Fund would therefore lack the cash flow it anticipated from the note, and the total indebtedness secured by the security property would increase by the amount of the defaulted payments, perhaps reaching a total that would exceed the market value of the property.

In addition, bankruptcy courts have broad powers to permit a sale of the real property free of the Fund's lien, to compel the Fund to accept an amount less than the balance due under the note and to permit the borrower to repay over a term which may be substantially longer than the original term of the note.

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis.  This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable

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with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public's perception of the creditworthiness of the borrower and changes (either real or anticipated) in the level of interest rates.  Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Repurchases and Transfers of Shares

Repurchase Offers

The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly repurchase offers (the "Repurchase Offer Policy"). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements).  The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline (as defined below) or the next business day if the 14th day is not a business day.  The Fund's Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval.  The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings.  Such liquidations may result in losses, and may increase the Fund's portfolio turnover.

Repurchase Offer Policy Summary of Terms

1.

The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.

The repurchase offers will be made in March, June, September and December of each year.

3.

The Fund must receive repurchase requests submitted by shareholders in response to the Fund's repurchase offer within 30 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the "Repurchase Request Deadline").

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4.

The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the "Repurchase Pricing Date") is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares.  The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.  The repurchase fee may not exceed 2% of the proceeds.  However, the Fund does not currently charge a repurchase fee.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.  The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures:  All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount:  Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the "Repurchase Offer Amount").  The Board of Trustees shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification:  Thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification ("Shareholder Notification") providing the following information:

1.

A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;

2.

Any fees applicable to such repurchase, if any;

3.

The Repurchase Offer Amount;

4.

The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the "Repurchase Payment Deadline");

5.

The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.

The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.

The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

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8.

The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.

The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.

The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 ("Notification of Repurchase Offer") and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners:  Where the Fund knows that shares subject of a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests:  Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline.  The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount:  If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis.  This policy, however, does not prohibit the Fund from:

1.

Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.

Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers:  The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

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1.

If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code");

2.

If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.

For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.

For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.

For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement.  If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value:  The Fund's current net asset value per share, NAV, shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees.  Currently, the Board has determined that the Fund's NAV shall be determined daily following the close of the New York Stock Exchange.  The Fund's NAV need not be calculated on:

1.

Days on which changes in the value of the Fund's portfolio securities will not materially affect the current NAV of the shares;

2.

Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.

Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements:  From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund's assets equal to at least 100% of the Repurchase Offer Amount (the "Liquidity Amount") shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase

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Payment Deadline, including through access to a line of credit.  This requirement means that individual assets must be salable under these circumstances.  It does not require that the entire Liquidity Amount must be salable.  In the event that the Fund's assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy:  The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund's investment adviser, but shall continue to be responsible for monitoring the investment adviser's performance of its duties and the composition of the portfolio.  Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund's portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.

In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)

The frequency of trades and quotes for the security.

(b)

The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)

Dealer undertakings to make a market in the security.

(d)

The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)

The size of the Fund's holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.

If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio.  The investment adviser should report the basis for its determination to retain a security at the next Board of Trustees meeting.

3.

The Board of Trustees shall review the overall composition and liquidity of the Fund's portfolio on a quarterly basis.

4.

These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure:  The Fund's registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure:  The Fund shall include in its annual report to shareholders the following:

1.

Disclosure of its fundamental policy regarding periodic repurchase offers.

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2.

Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.

the number of repurchase offers,

b.

the repurchase offer amount and the amount tendered in each repurchase offer, and

c.

the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in this section.

Advertising:  The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.  The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares.  Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the "fair value"

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procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator and (iii) Adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or a sub-adviser (if any).  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund's calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In

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accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to FAS 157.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the Adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

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MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of six individuals, two of whom are "interested persons" (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust's distributor.  Four of the Trustees are not "interested persons" ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. A. Bayard Closser, who has served as the Chairman of the Board and President since the Trust was organized in 2011.  Mr. Closser is an "interested person" as defined in the Investment Company Act of 1940, as amended, by virtue of his position as President of the Trust.  The Board of Trustees is comprised of Mr. Closser and five other Trustees, four of whom are not an interested person of the Trust ("Independent Trustees").  The Independent Trustees have not selected a Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board/President is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman/President together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and Fund shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate.

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Board Risk Oversight

The Board of Trustees is comprised of Mr. Closser, one other interested person Trustee and four Independent Trustees with a standing independent Audit Committee with a separate chair.  The Audit Committee is composed of only Independent Trustees.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Closser has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of experience in the investment management and brokerage business.  Mr. Closser also holds a Bachelor of Science degree in Business Administration from the University of Nebraska.  Robert J. Boulware has over 20 years of business experience in the financial services industry including executive positions with ING Funds Distributor, LLC, Bank of America and Wesav Financial Corporation.  Mr. Boulware also holds a Bachelor of Science degree in Business Administration from Northern Arizona University.  Mr. Boulware serves as a member of another investment company board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to a multiple-fund mutual fund complex.  T. Neil Bathon has over 20 years of business experience in the financial services industry including executive positions with financial; research and consulting firms.  Mr. Bathon also holds a Master of Business Administration degree from DePaul University and a Bachelors of Business Administration degree from Marquette University.  Mr. Bathon also served as a member of another investment company board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to a multiple-fund mutual fund complex.  Mark J. Schlafly has over 20 years of business experience in the financial services industry with a focus on brokerage firms including A.G. Edwards and LPL Financial Corporation.  Mr. Schlafly also holds a Bachelors of Science degree in Finance from Saint Louis University.  Jeffrey F. O'Donnell has over 20 years of business experience in the medical services industry including executive positions with research and development firms.  Mr. O'Donnell also holds a Bachelor of Science degree from the LaSalle University School of Business.  He also served for over 10 years as a Director of a publicly-traded medical product firm specializing in treatments for aortic disorders.  Mr. O'Donnell is well versed in the nature regulatory frameworks under which companies must operate based on his years of service to various companies subject to multiple levels of regulation.  Christopher R. Chase has over 20 years of business

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experience in the brokerage, asset management and real estate fields.  Since 1978, Mr. Chase has held executive positions in various firms specializing in all aspects of residential/commercial real estate financing and development, including American Liberty Financial Corp, Donnelly Chase Financial, Mason-McDuffie Financial Corporation, Lomas Financial, and Cushman & Wakefield.  Mr. Chase also holds a Bachelor of Science Degree in Psychology with a minor in Real Estate Finance from the University of Southern California.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Suite 110, Hauppauge, NY  11788.

Independent Trustees

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Robert J. Boulware 1956	Trustee since August 2011	Managing Director, Pilgrim Funds, LLC (private equity fund), Sept. 2006 to present.	1	Trustee, Met Investors Series Trust ( 77 portfolios), March 2008 to present; Director, Gainsco Inc. (auto insurance) May 2005 to present; SharesPost 100 Fund, March 2013 to present.
Mark J. Schlafly 1961	Trustee since August 2011	Managing Director, Russell Investments, June 2013 to present; Staff Member, Weston Center, Washington University, August 2011 to present; President and Chief Executive Officer, FSC Securities Corporation, July 2008 to April 2011; Senior Vice President, LPL Financial Corporation, July 2006 to July 2008.	1	Big Brothers Big Sisters of Massachusetts Bay, Inc., Oct. 2006 to July 2009; Invest In Others Charitable Foundation, Inc., Oct. 2006 to July 2008.
T. Neil Bathon 1961	Trustee since August 2011	Managing Partner, FUSE Research Network, LLC, Aug. 2008 to present; Managing Director, PMR Associates LLC, July 2006 to Present; Financial Research Corp, Oct. 1987 to May 2006.	1	Financial Investors Variable Insurance Trust (5 portfolios), Jan. 2007 to Feb. 2010; BNY Mellon Charitable Gift Fund, June 2013 to present

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Jeffrey F. O'Donnell 1960	Trustee since August 2011	Managing Director, BioStar Ventures, July 2009 to present; Executive Chairman of the Board, Trice Orthopedics, March 2011 to present; Chairman of the Board and Chief Executive Officer, Embrella Cardiovascular, Inc., July 2009 to March 2011; President and Chief Executive Officer, Photomedex, Inc. Jan, 2000 to July 2009.	1	Director, MELA Sciences, Inc., Jan. 2014 to present; Director, Endologix, Inc., 1998 to May 2011; Director, Replication Medical 1997 to 2010.

Interested Trustees, Officers

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
A. Bayard Closser *** 1960	Trustee, Chairman of Board of Trustees, President, each since August 2011	President, Vertical Capital Markets Group, LLC (broker-dealer holding company), Sept. 2010 to present; President, Vertical Capital Asset Management, LLC, July 2011 to present; MAC Adventures, Inc., Feb. 2009 to Aug. 2011 ; Executive Vice President, ING Funds Distributor, LLC (and successor affiliated entities), Dec. 1998 to Feb. 2009.	1	None
Christopher R. Chase *** 1953	Trustee since August 2011	Managing Member, Vertical Capital Asset Management, LLC, July 2011 to present; Managing Member, Vertical Recovery Management, LLC (asset management), Oct. 2008 to present; Managing Member, Vertical Capital Markets Group, LLC (broker-dealer holding company), Oct. 2008 to present; President, Vertical Fund Group, Inc. (investment holding company), Aug. 2007 to present; President, Chase Pacific Capital Advisors (commercial real estate mortgage brokerage), 1996 to present.	1	None
Gustavo A. Altuzarra 1957	Treasurer since August 2011

Managing Member, Vertical Capital Asset Management, LLC, July 2011 to present; Managing Member, Vertical Recovery Management, LLC (asset management), Oct. 2008 to present; Principal and Secondary Marketing Officer, Vertical Financial Group, Inc. (mortgage brokerage), July 2004 to present.

			n/a	n/a

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Harris Cohen 1981	Assistant Treasurer since August 2011	Manager of Fund Administration, Gemini Fund Services, LLC, Nov. 2004 to present.	n/a	n/a
James Ash 1976	Secretary since August 2011

Senior Vice President, Gemini Fund Services, LLC from 2012 to present; Vice President, Gemini Fund Services, LLC from 2011 to 2012; Director of Legal Administration, Gemini Fund Services LLC from 2009 to 2011; Assistant Vice President of Legal Administration, Gemini Fund Services, LLC from 2008 to 2011. Law Clerk, Oct 2005 to May 2008.

			n/a	n/a
Emile R. Molineaux 1962	Chief Compliance Officer and Anti-Money Laundering Officer since August 2011

Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011).

			n/a	n/a

*   The term of office for each Trustee and officer listed above will continue indefinitely.

**  The term "Fund Complex" refers to the Vertical Capital Income Fund.

*** Mr. Closser is an interested Trustee because he is also an officer (President) of the Fund and President of the Fund's investment adviser.  Mr. Chase is an interested Trustee because he owns a controlling (co-controlling 50%) interest in the Fund's investment adviser.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees, each of whom is not an "interested person" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Audit Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Securities Exchange Act of 1934. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered

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necessary or appropriate. During the fiscal period ended September 30, 2013, the Audit Committee held two meetings.

Trustee Ownership

The following table indicates the dollar range of equity securities that any Trustee beneficially owned in the Fund as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Christopher R. Chase	$50,001 to $100,000	$50,001 to $100,000
A. Bayard Closser	Over $100,000	Over $100,000
Robert J. Boulware	None	None
Mark J. Schlafly	None	None
T. Neil Bathon	None	None
Jeffrey F. O'Donnell	$50,001 to $100,000	$50,001 to $100,000

Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings.  None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal period ended September 30, 2013.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Robert J. Boulware	$10,000	None	None	$10,000
Mark J. Schlafly	$10,000	None	None	$10,000
T. Neil Bathon	$10,000	None	None	$10,000
Jeffrey F. O'Donnell	$10,000	None	None	$10,000
A. Bayard Closser	None	None	None	None
Christopher R. Chase	None	None	None	None

CODES OF ETHICS

Each of the Fund, the Adviser and the Trust's distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the "Ethics Codes").  Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons").  The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are

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required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund's principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund's or its shareholder's interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust's directive using the recommendation of an independent third party.  If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting.  A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-866-277-VCIF; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling toll-free at 1-866-277-VCIF and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  A control person may be able to determine the outcome of a matter put to a shareholder vote.

As of April 15, 2014, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.  As of April 15, 2014, the name, address and

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percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of the Fund were as follows:

Name & Address	Shares	Status	Percentage
Charles Schwab & Co. 211 Main Street, San Francisco, CA 94105	1,122,472.6240	Record	16.48%

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Vertical Capital Asset Management, LLC, located at 20 Pacifica, Suite 190, Irvine, California 92618, serves as the Fund's investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a California limited liability company formed in 2011 for the purpose of advising funds.  The Adviser is jointly controlled by Gus Altuzarra and Christopher Chase, each of whom own 50% of the Adviser's interests.

Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund's service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 1.25% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.  During the fiscal period ended September 30, 2012 and fiscal year ended September 30, 2013, the Fund paid $ 41,717 and $ 278,213, respectively, in advisory fees, all of which were waived.  In total, the Adviser waived advisory fees and reimbursed Fund expenses of $ 252,754 and $298,390, during these fiscal periods, respectively.  An affiliate of the Adviser (Vertical Recovery Management, LLC) serves as Security Servicing Agent for the Fund providing for collections from and maintenance of its securities by providing services such as contacting delinquent borrowers and managing the foreclosure process or other recovery processes for the Fund in the event of a borrower's default.  For the fiscal period ended September 30, 2012 and fiscal year ended September 30, 2013, the Fund incurred security servicing fees of $7,921 and $55,644.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions, extraordinary expenses and acquired fund

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fees and expenses) to the extent that they exceed 1.85% per annum of the Fund's average daily net assets, at least through April 30, 2015, and 2.50% at least through April 30, 2024 (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  After April 30, 2015, the Expense Limitation Agreement may be modified to limit expenses to a level lower than 2.50% at the Adviser's and Board's discretion.

Conflicts of Interest

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Adviser Accounts").  The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Set out below are practices that the Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGERS

Mr. Altuzarra, Managing Partner of the Adviser, and Mr. Chase, Managing Partner of the Adviser, are the Fund's co-portfolio managers. Each share primary responsibility for management of the Fund's investment portfolio and have served the Fund in this capacity since it commenced operations in 2011.  Mr. Altuzarra and Mr. Chase are each compensated through their share of the profits, if any, of the Adviser.  Because the portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund,

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or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.  As of September 30, 2013, Mr. Altuzarra and Mr. Chase each owned $50,001 to $100,000 of Fund shares.

As of September 30, 2013, Mr. Altuzarra was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$65,372,861	2	$56,352,861
Other Accounts	0	$0	0	$0

As of September 30, 2013, Mr. Chase was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$65,372,861	2	$56,352,861
Other Accounts	0	$0	0	$0

Distributor

Northern Lights Distributors, LLC (the "Distributor"), located at 17605 Wright Street, Omaha, NE  68130, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

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  the best net price available;

  the reliability, integrity and financial condition of the broker or dealer;

  the size of and difficulty in executing the order; and

  the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.  During the fiscal period ended September 30, 2012 and fiscal year ended September 30, 2013, the Fund paid $81,166 and $256,339, respectively, in brokerage commissions of which 100% was paid to an affiliate of the Adviser (Vertical Recovery Management, LLC).

Affiliated Party Brokerage

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor.  The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of

33

management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.  Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made monthly and net capital gain will be made at least annually. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M of the Code in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income

34

for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be

35

subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the

36

disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights.  Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Compliance Service Provider

Northern Lights Compliance Services, LLC ("NLCS"), located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 provides a Chief Compliance Officer to the Fund as

37

well as related compliance services pursuant to a consulting agreement between NLCS and the Fund.

Administrator

Gemini Fund Services, LLC ("GFS"), located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 serves as the Fund's administrator, fund accountant and transfer agent pursuant to a fund services agreement between GFS and the Fund.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, acts as legal counsel to the Fund.

Custodian

Union Bank, N.A. (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 350 California Street, 6th Floor San Francisco, California  94104.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.  BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA  19103.

FINANCIAL STATEMENTS

The Financial Statements and independent registered public accounting firm's report thereon contained in the Fund's annual report dated September 30, 2013, are incorporated by reference in this Statement of Additional Information.  The Fund's annual report is available upon request, without charge, by calling the Fund toll-free at 1-877-803-6583.

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APPENDIX A

Vertical Capital Asset Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Summary of Proxy Policies and Procedures

Pursuant to the adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Vertical Capital Asset Management, LLC (hereinafter, "we" or "our") has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors.  While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the

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performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes.  Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance.  Of greater importance is the skill set of the proposed board member.  We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company's board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

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PART C - OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A:

The financial highlights of Vertical Capital Income Fund (the "Registrant") for the fiscal period ended September 30, 2013 are included in Part A of this registration statement in the section entitled "Financial Highlights."

Part B:

The Registrant's audited Financial Statements and the notes thereto in the Registrant's Annual Report to Shareholders for the fiscal period ended September 30, 2013, filed electronically with the Securities and Exchange Commission pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, are incorporated by reference into Part B of this registration statement.

2. Exhibits

a. (1) Agreement and Declaration of Trust*

a. (2) Certificate of Trust*

b. By-Laws **

c. Voting Trust Agreements: None

d. Instruments Defining Rights of Security Holders. See Article III, "Shares" and Article V "Shareholders' Voting Powers and Meetings" of the Registrant's Agreement and Declaration of Trust. See also, Article 12, "Meetings" of shareholders of the Registrant's By-Laws.

e. Dividend reinvestment plan: None.

f. Rights of subsidiaries long-term debt holders: Not applicable.

g. Investment Advisory Agreement **

h. (1) Underwriting Agreement ***

(2) Shareholder Servicing Plan ****

(3) Selling Agreement Form **

i. Bonus, profit sharing, pension and similar arrangements for Fund Trustees and Officers: None.

j. Custodian Agreement **

k. (1) Fund Services Agreement (Administration, Accounting and Transfer Agency) **

 (2) Compliance Consulting Agreement **

 (3) Expense Limitation Agreement (Filed herewith)

 (4) Security Services Agreement **

l. (1) Opinion and Consent of Counsel (Filed herewith)

m. Non-resident Trustee Consent to Service of Process: Not applicable

n. Consent of Independent Registered Public Accounting Firm (Filed herewith)

o. Omitted Financial Statements: None

p. (1) Initial Capital Agreement **

q. Model Retirement Plan: None

r.  (1) Code of Ethics-Fund **

(2) Code of Ethics-Adviser **

(3) Code of Ethics-Principal Underwriter/Distributor **

s. Powers of Attorney **

* Previously filed on May 3, 2011, as an exhibit to the Registrant's Registration Statement on Form N-2, and hereby incorporated by reference.

** Previously filed on September 30, 2011, as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, and hereby incorporated by reference.

*** Previously filed on January 24, 2013, as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, and hereby incorporated by reference.

**** Previously filed on January 22, 2014, as an exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, and hereby incorporated by reference.

Item 26. Marketing Arrangements

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution (estimated)

SEC Registration fees	$15,110
FINRA fees	$0
Legal fees	$3,000
Blue Sky fees	$0
Miscellaneous fees	$1,000
Printing	$2,000
Total	$21,110

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities as of April 15, 2014 :

Title of Class Shares of Beneficial Ownership.	Number of Record Holders 2,330

Item 30. Indemnification

Reference is made to Article VIII Section 2 of the Registrant's Agreement and Declaration of Trust (the "Declaration of Trust"), filed as Exhibit (a)(2) hereto, and to Section 8 of the Registrant's Underwriting Agreement, to be filed as Exhibit (h)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Underwriting Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.  The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-72681), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

Gemini Fund Services, LLC, the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788. The other required books and records are maintained by the Adviser at 20 Pacifica, Suite 190, Irvine, California 92618.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

2. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b)  For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3. For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

4. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 486(b) under the Securities Act.  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on the 22nd day of April 2014.

VERTICAL CAPITAL INCOME FUND

By:

/s/ JoAnn M. Strasser

Name:

JoAnn M. Strasser

Title:

Attorney-in-Fact*

*Pursuant to Powers of Attorney

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates.

Name	Title
Robert J. Boulware**	Trustee
Mark J. Schlafly**	Trustee
T. Neil Bathon**	Trustee
Jeffrey F. O'Donnell**	Trustee
Christopher R. Chase**	Trustee
A. Bayard Closser**	Trustee, President and Principal Executive Officer
Gustavo A. Altuzarra**	Treasurer and Principal Financial Officer

**By:

/s/ JoAnn M. Strasser    April 22, 2014

JoAnn M. Strasser

**Attorney-in-Fact – Pursuant to Powers of Attorney

EXHIBIT INDEX

Description	Exhibit Number
Expense Limitation Agreement	99(k)(3)
Opinion and Consent of Counsel	99(l )
Consent of Independent Registered Public Accounting Firm	99(n)